EQUITY-ACCOUNTED INVESTMENTS (Tables)	6 Months Ended
Jun. 30, 2026
Disclosure Of Detailed Information About Equity-Accounted Investments [Abstract]
Schedule of Changes in Equity Accounted Investments
The following table outlines the changes in Brookfield Renewable’s equity-accounted investments for the six months ended June 30, 2026:

(MILLIONS)	Total
Balance, as at December 31, 2025	$4,087
Investments(1)	89
Disposals(2)	(196)
Share of earnings	66
Share of other comprehensive loss	(48)
Dividends received	(128)
Foreign exchange translation and other(3)	(156)
Balance as at June 30, 2026	$3,714
(1)Includes an increase in ownership as a result of the capitalization of a shareholder loan in connection with a U.K. distributed generation joint venture that was originally due from the joint venture. Refer to Note 3 - Disposal of assets for more details
(2)Includes the sale of shares in a renewable operating and development platform in India. Refer to Note 3 - Disposal of assets for more details.
(3)Includes the decrease in the underlying net assets of a strategic partnership formed with a renewable energy operator and developer in South America. Refer to Note 20 - Related party transactions for more details.
Schedule of Information Related to Associates and Joint Ventures
The following table presents the ownership interests and carrying values of Brookfield Renewable’s investments in associates and joint ventures, all of which are accounted for using the equity method:

	Ownership Interest		Carrying Value
	June 30, 2026	December 31, 2025	June 30, 2026	December 31, 2025
Hydroelectric	22%-50%	22%-50%	$431	$517
Wind	21%-50%	25%-50%	840	1,016
Utility-scale solar	21%-65%	25%-65%	1,288	1,398
Distributed energy & storage	13%-82%	13%-67%	567	597
Sustainable solutions	4%-67%	4%-67%	588	559
			$3,714	$4,087